                                                                    EXHIBIT 10.2

                                 LOAN AGREEMENT

                     ($40,000,000 REVOLVING LOAN FACILITY)

                           DATED AS OF APRIL 4, 1996

                                     AMONG

                          M-I DRILLING FLUIDS, L.L.C.,
                                  AS BORROWER;

                   TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
                            AS AGENT AND AS A BANK,

                                      AND

           ABN AMRO BANK N.V., HOUSTON AGENCY AND DEN NORSKE BANK AS,
                           AS CO-AGENTS AND AS BANKS,

                                      AND

                        THE OTHER BANKS NOW OR HEREAFTER
                                 PARTIES HERETO

                               TABLE OF CONTENTS

                                                                                                                     Page
                                                                                                                     ----
1.       Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         -----------
         1.1      Certain Defined Terms   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
                  ---------------------
         1.2      Miscellaneous   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                  -------------

2.       Commitments and Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         ---------------------
         2.1      Loans   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                  -----
         2.2      Terminations or Reductions of Loan Commitments  . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                  ----------------------------------------------
         2.3      Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                  ----
         2.4      Several Obligations   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                  -------------------
         2.5      Notes   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                  -----
         2.6      Use of Proceeds   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                  ---------------

3.       Borrowings, Payments and Prepayments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         ------------------------------------
         3.1      Borrowings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                  ----------
         3.2      Prepayments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                  -----------

4.       Payments; Pro Rata Treatment; Computations, Etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         ------------------------------------------------
         4.1      Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                  --------
         4.2      Pro Rata Treatment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                  ------------------
         4.3      Certain Actions, Notices, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                  ------------------------------
         4.4      Non-Receipt of Funds by the Agent   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                  ---------------------------------
         4.5      Sharing of Payments, Etc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                  -------------------------
         4.6      Replacement of Banks  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                  --------------------

5.       Conditions Precedent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         --------------------
         5.1      Initial Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                  ------------
         5.2      All Loans   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                  ---------

6.       Representations and Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         ------------------------------
         6.1      Organization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                  ------------
         6.2      Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                  --------------------
         6.3      Enforceable Obligations; Authorization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                  --------------------------------------
         6.4      Other Debt  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                  ----------
         6.5      Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                  ----------
         6.6      Title   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                  -----
         6.7      Taxes   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                  -----
         6.8      Regulations U and X   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                  -------------------
         6.9      Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                  ------------
         6.10     ERISA   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                  -----

         6.11     Investment Company Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                  ----------------------
         6.12     Public Utility Holding Company Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
                  ----------------------------------
         6.13     Solvency  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
                  --------
         6.14     Fiscal Year   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
                  -----------
         6.15     Compliance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
                  ----------
         6.16     Environmental Matters   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
                  ---------------------

7.       Affirmative Covenants. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         ---------------------
         7.1      Taxes, Existence, Regulations, Property, Etc.   . . . . . . . . . . . . . . . . . . . . . . . . . .  22
                  ---------------------------------------------
         7.2      Financial Statements and Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
                  ------------------------------------
         7.3      Financial Tests   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
                  ---------------
         7.4      Inspection  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
                  ----------
         7.5      Further Assurances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
                  ------------------
         7.6      Books and Records   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
                  -----------------
         7.7      Notice of Certain Matters   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
                  -------------------------
         7.8      Capital Adequacy  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                  ----------------
         7.9      ERISA Information and Compliance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                  --------------------------------

8.       Negative Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         ------------------
         8.1      Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                  ------------
         8.2      Liens   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                  -----
         8.3      Contingent Liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
                  ----------------------
         8.4      Mergers, Consolidations and Dispositions of Assets  . . . . . . . . . . . . . . . . . . . . . . . .  27
                  --------------------------------------------------
         8.5      Nature of Business  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
                  ------------------
         8.6      Transactions with Related Parties   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
                  ---------------------------------
         8.7      Investments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
                  -----------
         8.8      Organizational Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
                  ------------------------
         8.9      No Restriction on Payment of Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
                  --------------------------------------

9.       Defaults . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         --------
         9.1      Events of Default   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
                  -----------------
         9.2      Right of Setoff   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
                  ---------------
         9.3      Remedies Cumulative   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
                  -------------------

10.      The Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         ---------
         10.1     Appointment, Powers and Immunities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
                  ----------------------------------
         10.2     Reliance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
                  --------
         10.3     Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
                  --------
         10.4     Rights as a Bank  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
                  ----------------
         10.5     Indemnification   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
                  ---------------
         10.6     Non-Reliance on Agent and Other Banks   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
                  -------------------------------------
         10.7 Failure to Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
              --------------
         10.8     Resignation or Removal of Agent   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
                  -------------------------------

         10.9     No Partnership  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
                  --------------

11.      Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         -------------
         11.1     Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
                  ------
         11.2     Notices   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
                  -------
         11.3     Expenses, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
                  --------------
         11.4     Indemnification   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
                  ---------------
         11.5     Amendments, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
                  ----------------
         11.6     Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
                  ----------------------
         11.7     Limitation of Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
                  ----------------------
         11.8     Survival  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
                  --------
         11.9     Captions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
                  --------
         11.10    Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
                  ------------
         11.11    Governing Law   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
                  -------------
         11.12    Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
                  ------------
         11.13    Tax Forms   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
                  ---------
         11.14    Venue   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
                  -----
         11.15    Confidential Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
                  ------------------------
         11.16    Amendment and Restatement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
                  -------------------------

SCHEDULES

         1 -- Interest Rate Agreement

EXHIBITS

         A -- Request for Extension of Credit
         B -- Note
         C -- Assignment and Acceptance
         D -- Compliance Certificate
         E -- Subsidiaries
         F -- Litigation
         G -- Borrowed Money Indebtedness
         H -- Liens

                                 LOAN AGREEMENT


         THIS LOAN AGREEMENT is made and entered into as of April 4, 1996 (the "Effective Date"), by and among M-I DRILLING FLUIDS, L.L.C., a Delaware limited liability company (the "Borrower"); each of the banks which is or may from time to time become a party hereto in accordance with Section 11.6 hereof (individually, a "Bank" and, collectively, the "Banks"), ABN AMRO BANK N.V., HOUSTON AGENCY and DEN NORSKE BANK AS, as Co-Agents, and TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("TCB"), a national banking association, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").


2.       Commitments and Loans.

         2.1 Loans. From time to time on or after the Effective Date and during the Loan Availability Period, each Bank severally agrees, subject to all of the terms and conditions of this Agreement (including, without limitation, Sections 5.1 and 5.2 hereof), to make loans under this Section 2.1 to the Borrower in an aggregate principal amount at any one time outstanding up to but not exceeding such Bank's Loan Commitment Percentage of $40,000,000. Subject to the conditions in this Agreement, any such Loan repaid prior to the Termination Date may be reborrowed pursuant to the terms of this Agreement; provided, that any and all such Loans shall be due and payable in full at the end of the Loan Availability Period. The Borrower, the Agent and the Banks agree that Chapter 15 of the Texas Credit Code shall not apply to this Agreement, the Notes or any Obligation. The aggregate of all Loans to be made by the Banks in connection with a particular borrowing shall be equal to $500,000 or a multiple of $100,000 in excess of $500,000.

         2.2     Fees.

                 (a) The Borrower shall pay to the Agent for the account of each Bank commitment fees for the period from the Effective Date to and including the Termination Date at a rate per annum equal to 0.125%. Such commitment fees shall be computed (on the basis of the actual number of days elapsed in a year composed of 360 days) on each day and shall be based on the excess of (x) the aggregate amount of each Bank's Loan Commitment for such day over (y) the aggregate unpaid principal balance of such Bank's Note on such day. Accrued commitment fees through each Quarterly Date prior to the Termination Date shall be payable on the third (3rd) Business Day after such Quarterly Date. Any accrued and unpaid commitment fees shall be due and payable on the Termination Date.

         2.3 Several Obligations. The failure of any Bank to make any Loan to be made by it on the date specified therefor shall not relieve any other Bank of its obligation to make its

Loan on such date, but neither the Agent nor any Bank shall be responsible or liable for the failure of any other Bank to make a Loan to be made by such other Bank. Notwithstanding anything contained herein to the contrary, (a) no Bank shall be required to make or maintain Loans at any time outstanding if as a result the total Obligations to such Bank shall exceed the lesser of (1) such Bank's Loan Commitment Percentage of all Obligations and (2) such Bank's Loan Commitment Percentage of $40,000,000 and (b) if a Bank fails to make a Loan as and when required hereunder, then upon each subsequent event which would otherwise result in funds being paid to the defaulting Bank, the amount which would have been paid to the defaulting Bank shall be divided among the non-defaulting Banks ratably according to their respective Commitment Percentages until the Obligations of each Bank (including the defaulting Bank) are equal to such Bank's Commitment Percentage of the total Obligations.

         2.4 Notes. The Loans made by each Bank shall be evidenced by a single note of the Borrower (each, together with all renewals, extensions, modifications and replacements thereof and substitutions therefor, a "Note," collectively, the "Notes") in substantially the form of Exhibit B hereto payable to the order of such Bank in a principal amount equal to the Loan Commitment of such Bank and otherwise duly completed. Each Bank is hereby authorized by the Borrower to endorse on the schedule (or a continuation thereof) that may be attached to each Note of such Bank, to the extent applicable, the date, amount, type of and the applicable period of interest for each Loan made by such Bank to the Borrower hereunder, and the amount of each payment or prepayment of principal of such Loan received by such Bank, provided, that any failure by such Bank to make any such endorsement shall not affect the obligations of the Borrower under such Note or hereunder in respect of such Loan.

         2.5 Use of Proceeds. The proceeds of the Loans shall be used by the Borrower for general corporate purposes.

3.       Borrowings, Payments and Prepayments.

         3.2     Prepayments.

         (a) Optional Prepayments. Except as provided in the Interest Rate Agreement, the Borrower shall have the right to prepay, on any Business Day, in whole or in part, without the payment of any penalty or fee, Loans at any time or from time to time, provided that the Borrower shall give the Agent notice of each such prepayment as provided in Section 4.3 hereof. Each optional prepayment on a Loan shall be in an amount at least equal to $250,000.

         (b) Interest Payments. Accrued and unpaid interest on the unpaid principal balance of the Notes shall be due and payable on the Interest Payment Dates.

         (c) Payments; Interest Rate Agreement. The Borrower shall pay all amounts required to be paid under the Interest Rate Agreement, the Notes and the other Loan Documents as and when due.

7        Affirmative Covenants.

         The Borrower covenants and agrees with the Agent and the Banks that prior to the termination of this Agreement it will do, and cause each of its Subsidiaries to do, and if necessary cause to be done, each and all of the following:

         7.3 Financial Tests. The Borrower will have and maintain (on a consolidated basis):

                 (a) Debt to Total Capitalization Ratio - a Debt to Total Capitalization Ratio of not greater than 30%.

                 (b) Tangible Net Worth - Tangible Net Worth of not less than $180,000,000.

8        Negative Covenants.

         The Borrower covenants and agrees with the Agent and the Banks that prior to the termination of this Agreement it will not, and will not suffer or permit any of its Subsidiaries to, do any of the following:

         8.1 Indebtedness. Create, incur, suffer or permit to exist, or assume or guarantee, directly or indirectly, or become or remain liable with respect to any Indebtedness which constitutes Borrowed Money Indebtedness, whether direct, indirect, absolute, contingent or otherwise, except (subject to Section 7.3 hereof) the following:

                 (a) Borrowed Money Indebtedness of the Borrower and its Subsidiaries outstanding on the Effective Date and described on Exhibit G hereto or disclosed to the Agent in the financial statements delivered on or prior to the Effective Date pursuant to Section 7.2 hereof;

                 (b)      Borrowed Money Indebtedness evidenced by the Notes;

                 (c) Borrowed Money Indebtedness of any Subsidiary owing to the Borrower or another wholly-owned Subsidiary;

                 (d) Borrowed Money Indebtedness of Borrower owing to any Subsidiary, provided such Borrowed Money Indebtedness is expressly subordinated, in a manner reasonably acceptable to the Agent, to the payment in full of all Obligations of Borrower under the Loan Documents;

                 (e) contingent liabilities incurred by the Borrower with respect to performance letters of credit and bid and performance bonds required by the Borrower in support of contracts entered into by Borrower in the ordinary course of its business; and

                 (f) other Borrowed Money Indebtedness of the Borrower or any of its Subsidiaries that does not cause the Borrower to be in default under the provisions of Section 7.3 hereof.

         8.2 Liens. Create or suffer to exist any Lien upon any of its Property now owned or hereafter acquired, or acquire any Property upon any conditional sale or other title retention device or arrangement or any purchase money security agreement; or in any manner directly or indirectly sell, assign, pledge or otherwise transfer any of its Accounts or General Intangibles; provided, however, that the Borrower or any of its Subsidiaries may create or suffer to exist: (a) artisans' or mechanics' Liens arising in the ordinary course of business, and Liens for taxes, but only to the extent that payment thereof shall not at the time be due or if due, the payment thereof is being diligently contested in good faith and adequate reserves, if required by GAAP, have been set aside therefor; (b) Liens in effect on the Effective Date and described on Exhibit H hereto or disclosed to the Agent in the financial statements delivered on or prior to the Effective Date pursuant to Section 7.2 hereof, provided that neither the Indebtedness secured thereby nor the Property covered thereby shall increase after the Effective Date without the prior written consent of the Majority Banks; (c) normal encumbrances and restrictions on title which do not secure Borrowed Money Indebtedness and which do not have a Material Adverse Effect; (d) Liens in favor of the Agent or any Bank under the Loan Documents; (e) Liens incurred or deposits made in the ordinary course of business (i) in connection with workmen's compensation, unemployment insurance, social security and other like laws, or (ii) to secure insurance in the ordinary course of business, the performance of bids, tenders, contracts, leases, licenses, statutory obligations, surety, appeal and performance bonds and other similar obligations incurred in the ordinary course of business, not, in any of the cases specified in this clause (ii), incurred in connection with the borrowing of money, the obtaining of advances or the payment of the deferred purchase price of Property; (f) attachments, judgments and other similar Liens arising in connection with the court proceedings, provided that the execution and enforcement of such Liens are effectively stayed and the claims secured thereby are being actively contested in good faith with adequate reserves made therefor in accordance with GAAP; (g) Liens imposed by law, such as carriers', warehousemen's, mechanics', materialmen's and vendors' liens, incurred in good faith in the ordinary course of business and securing obligations which are not yet due or which are being contested in good faith by appropriate proceedings if adequate reserves with respect thereto are maintained in accordance with GAAP; (h) zoning restrictions, easements, licenses, reservations, provisions, covenants, conditions, waivers, and restrictions on the use of Property, and which do not in any case singly or in the aggregate materially impair the present use or value of the Property subject to any such restriction or materially interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries; (i) Liens securing the Indebtedness permitted under Section 8.1(f) covering Property owned by non-U.S. Subsidiaries of the Borrower obligated with respect to such Indebtedness, and (j) extensions, renewals and replacements of Liens referred to in paragraphs (a) through (i) of this Section; provided that any such extension, renewal or replacement Lien shall be limited to the Property or assets covered by the Lien extended, renewed or replaced and that the Indebtedness secured by any such extension, renewal or replacement Lien shall be in an amount not greater than the amount of the Indebtedness secured by the Lien extended, renewed or replaced.